                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                     /s/    Jacques Bougie
                                                     ---------------------------
                                                     Name:  Jacques Bougie
                                                     Title: Director, President
                                                     and Chief Executive Officer

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of  March
1999.


                                                       /s/    Warren Chippindale
                                                       -------------------------
                                                       Name:  Warren Chippindale
                                                       Title: Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                      /s/    Travis Engen
                                                      -------------------------
                                                      Name:  Travis Engen
                                                      Title: Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                      /s/    John R. Evans
                                                      -------------------------
                                                      Name:  John R. Evans
                                                      Title: Director, Chairman

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;

     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                       /s/      J. E. Newall
                                                       -------------------------
                                                        Name:   J. E. Newall
                                                        Title:  Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;

     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                       /s/     Peter H. Pearse
                                                       -------------------------
                                                       Name:   Peter H. Pearse
                                                       Title:  Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;

     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.

                                                       /s/     George Russell
                                                       -------------------------
                                                       Name:   George Russell
                                                       Title:  Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                            /s/     Guy Saint-Pierre
                                            ----------------------------
                                            Name:   Guy Saint-Pierre
                                            Title:  Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.


                                                       /s/    Gerhard Schulmeyer
                                                       -------------------------
                                                       Name:  Gerhard Schulmeyer
                                                       Title: Director

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended
(the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated 1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of April
1999.


                                                      /s/    Suresh Thadhani
                                                      -------------------------
                                                      Name:  Suresh Thadhani
                                                      Title: Executive Vice
                                                      President and Chief
                                                      Financial Officer

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended
(the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated 1 September 1994; and


     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April
1999.


                                                    /s/    Richard Genest
                                                    ---------------------------
                                                    Name:  Richard Genest
                                                    Title: Chief Accountant

                               POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;


     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and


     WHEREAS, the undersigned is an Authorised Representative of the Corporation in the United States of America as indicated below.


     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity as Authorised Representative of the Corporation in the United States of America, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April 1999.



                                                  /s/    William H. Jairrels
                                                  ------------------------------
                                                  Name:  William H. Jairrels
                                                  Authorised Representative in
                                                  the United States of America

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 700,000,000 in aggregate principal amount of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Securities"), such Securities to be sold from time to time pursuant to Rule 415 under the Act;

     WHEREAS, the Prospectus contained in said Registration Statement will also relate to USD 100,000,000 in aggregate principal amount of Securities covered by the Corporation's Registration Statement No. 33-82754 on Form S-3 dated
1 September 1994; and

     WHEREAS, the undersigned is an Authorised Representative of the Corporation in the United States of America as indicated below.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints P. K. Pal and Serge Fecteau, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity as Authorised Representative of the Corporation in the United States of America, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April 1999.



                                                    /s/    Sanford Yosowitz
                                                    ---------------------------
                                                    Name:  Sanford Yosowitz
                                                    Authorised Representative in
                                                    the United States of America